Exhibit 10.7

EXECUTION COUNTERPART

SIXTH AMENDMENT TO

CREDIT AGREEMENT, SECOND AMENDMENT

TO SECURITY DEPOSIT AGREEMENT AND CONSENT

This SIXTH AMENDMENT TO CREDIT AGREEMENT, SECOND AMENDMENT TO SECURITY DEPOSIT AGREEMENT AND CONSENT (this “Amendment and Consent”) is entered into, as of June 24, 2010, by Cheniere Common Units Holding, LLC, a Delaware limited liability company (the “Borrower”), the Loan Parties, the Lenders party hereto and The Bank of New York Mellon, as administrative agent (in such capacity and together with its successors, the “Administrative Agent”), as collateral agent (in such capacity and together with its successors, the “Collateral Agent”) and as depositary agent (in such capacity and together with its successors, the “Depositary Agent”) .

All capitalized terms used in this Amendment and Consent and not otherwise defined herein have the meanings ascribed to such terms in the Credit Agreement (as defined below).

Preliminary Statements

A. The Borrower has entered into that certain Credit Agreement, dated as of August 15, 2008, by and among the Borrower, the Administrative Agent, certain affiliates of the Borrower signatory thereto and the Lenders from time to time party thereto (as amended by that certain First Amendment to Credit Agreement, dated as of September 15, 2008, Second Amendment to Credit Agreement, dated as of December 31, 2008, Third Amendment to Credit Agreement, dated as of April 3, 2009, Fourth Amendment to Credit Agreement, dated as of April 9, 2009, Amendment No. Four-A to Credit Agreement, dated as of April 27, 2009, Amendment No. Four-B to Credit Agreement, dated as of April 28, 2009, Amendment No. Four-C to Credit Agreement, dated as of June 23, 2009, Amendment No. Four-D to Credit Agreement, dated as of June 29, 2009, and Fifth Amendment to Credit Agreement, dated as of September 17, 2009, as further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”);

B. In connection with the Credit Agreement, Holdings, the Collateral Agent and the Depositary Agent have entered into that certain Security Deposit Agreement dated as of August 15, 2008 (as amended by that certain First Amendment to Security Deposit Agreement dated as of June 19, 2009, as further amended, restated, supplemented or otherwise modified from time to time, the “Depositary Agreement”);

C. CMI intends to assign all of its rights and obligations under the CMI TUA to Cheniere Energy Investments, LLC;

D. The Borrower has notified the Administrative Agent, the Collateral Agent, the Depositary Agent and the Lenders that it desires to amend the Credit Agreement and the Depositary Agreement to, among other things, (i) permit the amendment of the Management and Administrative Services Letter Agreement dated March 26 2007 between CQP and Cheniere LNG Terminals (the “Management Services Letter”) in the form of Exhibit A hereto and (ii) cause up to $63,580,000 of the funds held in the TUA Reserve Account to be used pay all accrued and unpaid interest, all outstanding Permitted Accrued Interest, and the remainder to pay principal of the Loans under the Credit Agreement, all as set forth herein on the terms and conditions set forth herein; and

E. Subject to certain conditions as set forth herein, the Administrative Agent, the Collateral Agent, the Depositary Agent and the Lenders are willing to agree to the amendments to the Credit Agreement and the Depositary Agreement as set forth herein.

NOW THEREFORE, in consideration of the premises and the agreements and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, the Loan Parties, the Administrative Agent, the Collateral Agent, the Depositary Agent and the Lenders, hereby agree as follows:

1.	Amendments to Credit Agreement. On the Sixth Amendment Effective Date, the Credit Agreement is amended as follows:

1.1.	Amendments to Section 1.01 (Definitions).

1.1.1.	Section 1.01 of the Credit Agreement is hereby amended by adding the following new definitions in proper alphabetical sequence:

“Sixth Amendment” shall mean that certain Sixth Amendment to Credit Agreement, First Amendment to Depositary Agreement and Consent, dated as of June 24, 2010, among the Borrower, certain affiliates of the Borrower signatory thereto, the Administrative Agent, the Collateral Agent, the Depositary Agent and the Lenders party thereto.

“Sixth Amendment Effective Date” shall mean the date of satisfaction or waiver by the Lenders of the conditions referred to in Section 5 of the Sixth Amendment.

“Variable Capacity Rights Agreement” shall mean the Variable Capacity Rights Agreement dated as of June 24, 2010 between CMI and Cheniere Energy Investments, LLC.

1.1.2.	The definition of “CEI Threshold” is hereby amended and restated in its entirety to read as follows:

“        “CEI Threshold” shall mean an amount equal to $150,000,000, of which no more than $50,000,000 may be utilized for the purposes of issuing Guarantees in respect of obligations not constituting Indebtedness of the Marketing Entities; provided that CEI’s guarantee of CMI’s obligations under the Variable Capacity Rights Agreement shall not be counted in determining the CEI Threshold. For the avoidance of doubt, the transactions permitted pursuant to Sections 6.01(h), 6.04(d)(X) and 6.10(g)(X) shall not in the aggregate exceed the amount set forth in the preceding sentence.”

1.1.3.	The definition of “CMI TUA” is hereby amended and restated in its entirety to read as follows:

““CMI TUA” means that certain Amended and Restated LNG Terminal Use Agreement between CMI and Sabine dated November 9, 2006, as amended by Amendment of LNG Terminal Use Agreement dated January 25, 2007 and as assigned by CMI to Cheniere Energy Investments, LLC pursuant to that certain Assignment and Assumption Agreement dated as of June 24, 2010 among CMI, Sabine and Cheniere Energy Investments, LLC.”

1.1.4.	Section 1.01 of the Credit Agreement is further amended by deleting the existing definitions of “Operation Fee” and “Reservation Fee”.

1.2.

Amendment to Section 5.11 (Use of Funds in the TUA Reserve Account). Clause (b) and Clause (c) of Section 5.11 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“(b) [RESERVED].”

“(c) [RESERVED].”

1.3.

Amendment to Section 6.06 (Transactions with Affiliates). Section 6.06 of the Credit Agreement is hereby amended by adding the following at the end thereof: “; provided that the Affiliate transactions contemplated by the Sixth Amendment shall each be permitted hereunder.”

1.4.

Amendments to Section 6.09 (Amendments or Waivers of Organizational Documents; Intercompany Loans and Management Services Agreements). Section 6.09 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“SECTION 6.09. Amendments or Waivers of Organizational Documents; Intercompany Loans and Management Services Agreements. Without the prior consent of the Required Lenders (i) the Borrower shall not agree to any amendment, restatement, supplement or other modification to, or waiver of, any of its Organizational Documents or the Global Intercompany Note in a manner adverse to the Secured Parties (ii) Holdings shall not permit CQP GP to amend the CQP Partnership Agreement and (iii) no Loan Party which is a party to a Management Services Agreement will agree to any amendment to a Management Services Agreement to which it is a party; provided that the Management and Administrative Services Letter Agreement dated March 26, 2007 between CQP and Cheniere LNG Terminals may be amended in the form delivered to the Administrative Agent in accordance with Section 5.6 of the Sixth Amendment.”

1.5.	Amendment to Section 6.10 (Restricted Payments). Clause (e) of Section 6.10 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“(e) [RESERVED].”

1.6.	Amendment to Section 6.14 (Management Services Agreements). Section 6.14 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“SECTION 6.14. Management Services Agreement. CEI will not permit any Loan Party or CQP GP to take any action that would cause a reduction in the payments under, reduce the tenor of or make any other material change to any of the Management Services Agreements; provided that the Management and Administrative Services Letter Agreement dated March 26, 2007 between CQP and Cheniere LNG Terminals may be amended in the form delivered to the Administrative Agent in accordance with Section 5.6 of the Sixth Amendment.”

1.7.	Amendment to Section 6.17 (Distribution Reserve). Section 6.17 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“SECTION 6.17. [RESERVED].”

2.	Amendments to Depositary Agreement. On the Sixth Amendment Effective Date, the Depositary Agreement is amended as follows:

2.1.	Amendment to Section 1.1 (Defined Terms). The definition of “Financial Officer’s Certificate” is hereby amended and restated in its entirety to read as follows:

““Financial Officer’s Certificate” shall mean a certificate from a Financial Officer of Holdings addressed to the Depositary Agent and the Collateral Agent by Holdings and executed by the Financial Officer of Holdings, in form and substance reasonably satisfactory to the Depositary Agent and the Collateral Agent.”

2.2.	Amendment to Section 3.1 (Deposits into the TUA Reserve Account). Clause (b) of Section 3.1 of the Depositary Agreement is hereby amended and restated in its entirety to read as follows:

“(b) Disbursements from the TUA Reserve Account. To the extent that no Event of Default has occurred and is continuing, Holdings may request from time to time disbursements from the Account for general working capital purposes or any other purpose not prohibited by the Loan Documents. Upon receipt by the Depositary Agent of a completed Withdrawal Certificate in accordance with the foregoing before 12:00 Noon (New York City time) on any Business Day, the Depositary Agent shall make the disbursements as specified in such Withdrawal Certificate as soon as reasonably practicable, and in any event within five (5) Business Days following receipt of such Withdrawal Certificate.”

2.3.	Amendment to Section 3.5 (Trigger Event Date). Clause (e)(iii) of Section 3.5 of the Depositary Agreement is hereby amended and restated in its entirety to read as follows:

“(iii) [RESERVED];”

2.4.

Amendment to Appendix A and Appendix B. Appendix A to the Depositary Agreement is hereby deleted. Appendix B to the Depositary Agreement is hereby deleted and replaced with the Withdrawal Certificate attached to this Amendment as Appendix 1.

3.

Certain Consents and Limited Waivers to Amendment. On the Sixth Amendment Effective Date, the Lenders (as evidenced by their executed signature pages hereto) hereby consent to (i) the amendment to the Management Services Letter in the form required by Section 5.6 hereof and (ii) the use of amounts on deposit in the TUA Reserve Account to make the payments set forth in Section 5.7 hereof. For the avoidance of doubt, in connection with the transactions contemplated by this Amendment and Consent, the Lenders hereby consent to the amendment to the Management Services Letter in the form required by Section 5.6 hereof notwithstanding any provision in (x) the LNG Entities Guarantee and Collateral Agreement (Crest Entities) to the contrary, including Section 5.12 thereof and (y) the CQP Consent and Agreement (Management Services Letter Agreement) dated as of August 15, 2008 among Cheniere LNG Terminals, Inc., Cheniere Energy Partners, L.P. and the Collateral Agent, including Section 1(f) thereof.

4.

Representations and Warranties. Each Loan Party hereby represents and warrants to the Administrative Agent, the Collateral Agent and the Lenders (which representations and warranties shall survive the execution and delivery of this Amendment and Consent), as follows:

4.1.

Absence of Defaults. No event has occurred and is continuing or will result from the consummation of the transactions contemplated by this Amendment and Consent that would constitute a Default or Event of Default after giving effect to this Amendment and Consent.

4.2.

Enforceability. This Amendment and Consent has been duly executed and delivered by such Loan Party and constitutes a legal, valid and binding obligation of such Loan Party enforceable against such Loan Party in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

4.3.

Authorization, No Conflicts. The execution, delivery and performance of this Amendment and Consent by each Loan Party (i) has been duly authorized by all requisite organizational action of such Person and (ii) will not (A) violate (1) any provision of law, statute, rule or regulation, or of the certificate or articles of incorporation or other constitutive documents or by-laws of such Person, (2) any order of any Governmental Authority or arbitrator or (3) any provision of any indenture, agreement or other instrument to which such Person is a party or by which it or any of its property is or may be bound, (B) be in conflict with, result in a breach of or constitute (alone or with notice or lapse of time or both) a default under, or give rise to any right to accelerate or to require the prepayment, repurchase or redemption of any obligation under any such indenture, agreement or other instrument or (C) result in the creation or imposition of any Lien upon or with respect to any property or assets now owned or hereafter acquired by such Person (other than Liens created under the Security Documents).

4.4.	Incorporation of Representations and Warranties. The representations and warranties contained in Article III of the Credit Agreement are and will be true and correct in all material respects on and as of the date hereof to the same extent as though made on and as of this date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true and correct in all material respects on and as of such earlier date.

5.	Effectiveness. The effectiveness of this Amendment and Consent is subject to the satisfaction of each the following conditions precedent:

5.1.

Execution. The Administrative Agent shall have received duly executed and delivered counterparts of this Amendment and Consent that, when taken together, bear the signatures of the Loan Parties, the Lenders, the Administrative Agent, the Collateral Agent and the Depositary Agent.

5.2.	Representations and Warranties. The representations and warranties contained herein shall be true and correct in all respects.

5.3.	Necessary Consents. Each Loan Party shall have obtained all material consents necessary or advisable in connection with the transactions contemplated by this Amendment and Consent.

5.4.

Fees. All fees and expense reimbursement payable by the Borrower to the Administrative Agent, the Collateral Agent, the Depositary Agent and the Lenders for which invoices have been presented shall have been paid in full.

5.5.

CMI TUA. The Administrative Agent shall have received evidence in form and substance satisfactory to the Lenders of the assignment by CMI of its rights and obligations under the CMI TUA to Cheniere Energy Investments, LLC, such assignment to be in form and substance satisfactory to the Lenders.

5.6.

Amendment to Management Services Letter. The Administrative Agent shall have received an Officer’s Certificate of the Borrower certifying that attached thereto is a true, correct and complete copy of a duly executed amendment to the Management Services Letter. Such amendment shall be in form, scope and substance acceptable to the Lenders.

5.7.

Payment of Permitted Accrued Interest and Principal. Holdings shall have delivered to the Depositary Agent (with a copy to the Administrative Agent) a duly executed Withdrawal Certificate irrevocably directing that a prepayment of the Loans (together with accrued and unpaid interest thereon) in an amount equal to $63,580,000 be made to the Administrative Agent to be applied, first, to all accrued and unpaid interest on the Loans to the date of such prepayment, second, to principal of the Loans consisting of Permitted Accrued Interest and, third, to the remaining principal of the Loans (other than principal of the Loans consisting of Permitted Accrued Interest), in each case, in accordance with the Credit Agreement; provided the provisions of Section 2.08 of the Credit Agreement shall be waived with respect to such payments of principal pursuant to this Section 5.7 in excess of Permitted Accrued Interest.

5.8.

Variable Capacity Rights Agreement. The Administrative Agent shall have received an Officer’s Certificate of the Borrower certifying that attached thereto is a true, correct and complete copy of the duly executed Variable Capacity Rights Agreement.

5.9.

Opinion of Counsel. The Lenders shall have received, on behalf of themselves and the Administrative Agent, a favorable written opinion of Andrews Kurth LLP, counsel to the Borrower, with respect to the enforceability of the Management Services Letter and non-contravention of the Management Services Letter with the CQP Partnership Agreement in form and substance satisfactory to the Lenders.

Notwithstanding anything to the contrary in this Amendment and Consent, each Lender by delivering its signature page to this Amendment and Consent hereby directs the Agents and the Depositary Agent to execute this Amendment and Consent and shall be deemed to have acknowledged receipt of and consented to and approved the Amendment and Consent and each other document required hereunder to be approved by any Agent or any Lender, as applicable, on the date such Lender delivers its signature to this Amendment and Consent and each of the Agents and the Depositary Agent shall be entitled to rely on such confirmation.

6.	Reference to and Effect Upon the Loan Documents.

6.1.

Except as specifically set forth above, the Credit Agreement and each other Loan Document shall remain in full force and effect and is hereby ratified and confirmed. Except to the extent expressly set forth herein, the execution, delivery and effectiveness of this Amendment and Consent shall not operate as a waiver of any right, power or remedy of Agents or any Lender under the Loan Documents, or any other document, instrument or agreement executed and/or delivered in connection therewith.

6.2.

Any reference in any Loan Document to the Credit Agreement shall be a reference to the Credit Agreement as modified by this Amendment and Consent, and any reference in any Loan Document to any other Loan Document shall be a reference to such referenced Loan Document as modified by this Amendment and Consent.

6.3.	This Amendment is a Loan Document. The provisions of Section 9.15 of the Credit Agreement shall apply with like effect to this Amendment and Consent.

7.

Further Assurances. Each Loan Party hereby agrees to authorize, execute and deliver all additional instruments, certificates, financing statements, agreements or documents, and take all such actions as the Administrative Agent, the Collateral Agent, the Depositary Agent or the Lenders may reasonably request for the purposes of implementing or effectuating the provisions of this Amendment and Consent.

8.	Governing Law. THIS AMENDMENT AND CONSENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES THEREOF.

9.	Headings. Section headings in this Amendment and Consent are included herein for convenience of reference only and shall not constitute part of this Amendment and Consent for any other purposes.

10.

Counterparts. This Amendment and Consent may be executed by all parties hereto in any number of separate counterparts each of which may be delivered in original, facsimile or other electronic (e.g., “.pdf”) form, and all of such counterparts taken together constitute one instrument.

11.

Severability. In case any one or more of the provisions contained in this Amendment and Consent shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provision hereof, and this Amendment and Consent shall be construed as if such invalid, illegal, or unenforceable provision had never been contained herein.

12.

WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AMENDMENT AND CONSENT OR ANY OTHER LOAN DOCUMENTS AND FOR ANY COUNTERCLAIM THEREIN.

13.

Final Agreement of the Parties. THIS AMENDMENT AND CONSENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

[Remainder of this page intentionally left blank]

CHENIERE COMMON UNITS HOLDING, LLC, as Borrower

By:	/s/ Graham A. McArthur
Name: Graham A. McArthur
Title: Treasurer

CHENIERE CORPUS CHRISTI PIPELINE, L.P., as a Loan Party

By:	/s/ Graham A. McArthur
Name: Graham A. McArthur
Title: Treasurer

CHENIERE CREOLE TRAIL PIPELINE, L.P., as a Loan Party

By:	/s/ Graham A. McArthur
Name: Graham A. McArthur
Title: Treasurer

CHENIERE ENERGY OPERATING CO., INC., as a Loan Party

By:	/s/ Graham A. McArthur
Name: Graham A. McArthur
Title: Treasurer

CHENIERE MIDSTREAM HOLDINGS, INC., as a Loan Party

By:	/s/ Graham A. McArthur
Name: Graham A. McArthur
Title: Treasurer

Signature Page to Sixth Amendment

CHENIERE PIPELINE COMPANY, as a Loan Party

By:	/s/ Graham A. McArthur
Name: Graham A. McArthur
Title: Treasurer

CHENIERE PIPELINE GP INTERESTS, LLC, as a Loan Party

By:	/s/ Graham A. McArthur
Name: Graham A. McArthur
Title: Treasurer

CHENIERE SOUTHERN TRAIL GP, INC., as a Loan Party

By:	/s/ Graham A. McArthur
Name: Graham A. McArthur
Title: Treasurer

CHENIERE SOUTHERN TRAIL PIPELINE, L.P., as a Loan Party

By:	/s/ Graham A. McArthur
Name: Graham A. McArthur
Title: Treasurer

GRAND CHENIERE PIPELINE, LLC, as a Loan Party

By:	/s/ Graham A. McArthur
Name: Graham A. McArthur
Title: Treasurer

Signature Page to Sixth Amendment

CHENIERE ENERGY SHARED SERVICES, INC., as a Loan Party

By:	/s/ Graham A. McArthur
Name: Graham A. McArthur
Title: Treasurer

CHENIERE ENERGY, INC., as a Loan Party

By:	/s/ Graham A. McArthur
Name: Graham A. McArthur
Title: Treasurer

CHENIERE LNG HOLDINGS, LLC, as a Loan Party

By:	/s/ Graham A. McArthur
Name: Graham A. McArthur
Title: Treasurer

CHENIERE LNG O&M SERVICES, LLC, as a Loan Party

By:	/s/ Graham A. McArthur
Name: Graham A. McArthur
Title: Treasurer

CHENIERE LNG TERMINALS, INC., as a Loan Party

By:	/s/ Graham A. McArthur
Name: Graham A. McArthur
Title: Treasurer

Signature Page to Sixth Amendment

CHENIERE LNG, INC., as a Loan Party

By:	/s/ Graham A. McArthur
Name: Graham A. McArthur
Title: Treasurer

Signature Page to Sixth Amendment

LENDERS:

GSO SPECIAL SITUATIONS FUND LP, as a Lender

By: GSO Capital Partners LP, its investment advisor

By:	/s/ Marisa Beeney
Name:	Marisa Beeney
Title:	Authorized Signatory

GSO COF FACILITY LLC, as a Lender

By: GSO Capital Partners LP, as Portfolio Manager

By:	/s/ Marisa Beeney
Name:	Marisa Beeney
Title:	Authorized Signatory

GSO SPECIAL SITUATIONS OVERSEAS MASTER FUND LTD, as a Lender

By: GSO Capital Partners LP, its investment advisor

By:	/s/ Marisa Beeney
Name:	Marisa Beeney
Title:	Authorized Signatory

Signature Page to Sixth Amendment

HECKBERT 21 GROUP FINANCING LIMITED LIABILITY COMPANY, BUDAPEST (HU), ZURICH BRANCH, as a Lender

By:	/s/ Weisz Adrienn
Name:	Weisz Adrienn
Title:	Branch Manager

BLACKSTONE DISTRESSED SECURITIES FUND L.P., as a Lender

By: Blackstone Distressed Securities Advisors L.P., its investment manager

By:	/s/ Marisa Beeney
Name:	Marisa Beeney
Title:	Authorized Signatory

INVESTMENT PARTNERS II (A), LLC, as a Lender

By: Blackrock Financial Management, Inc., its investment manager

By:	/s/ Mark Everitt
Name:	Mark Everitt
Title:	Managing Director

By:	/s/ Marie Bender
Name:	Marie Bender
Title:	Managing Director

SCORPION CAPITAL PARTNERS, LP

By: Scorpion GP, LLC

By:	/s/ Kevin McCarthy
Name:	Kevin McCarthy
Title	Manager

Signature Page to Sixth Amendment

THE BANK OF NEW YORK MELLON, as Administrative Agent and Collateral Agent

By:	/s/ Tracey Buckley
Name:	Tracey Buckley
Title:	Vice President

THE BANK OF NEW YORK MELLON, as Depositary Agent

By:	/s/ Beata Harvin
Name:	Beata Harvin
Title:	Vice President

Signature Page to Sixth Amendment

APPENDIX 1

TO THE AMENDMENT AND CONSENT

[FORM OF WITHDRAWAL CERTIFICATE TO DEPOSITARY AGREEMENT]

Appendix B to

Security Deposit Agreement

FORM OF WITHDRAWAL CERTIFICATE

WITHDRAWAL CERTIFICATE

Date of Certificate: [                                        ]

The Bank of New York Mellon

as Depositary Agent

101 Barclay Street, 8 W

New York, NY 10286

Attn: Corporate Trust Administration

Fax: (212) 815-5707

The Bank of New York Mellon

as Collateral Agent

600 East Las Colinas Blvd. Suite 1300

Irving, TX 75039

Attention: Melinda Valentine, Vice President

Fax: (972) 401-8555

Re: SECURITY DEPOSIT AGREEMENT (as amended, supplemented or otherwise modified from time to time, the “Agreement”) dated as of August 15, 2008, by and among Cheniere LNG Holdings, LLC, a Delaware limited liability company (“Holdings”), The Bank of New York Mellon, a New York banking corporation, in its capacity as the Collateral Agent, and The Bank of New York Mellon, in its capacity as the Depositary Agent.

Ladies and Gentlemen:

I, [                                         ], am an authorized officer of Holdings and am delivering this certificate (this “Withdrawal Certificate”) pursuant to Section 3.1(b) of the Agreement. Capitalized terms used and not otherwise defined herein shall have the meanings assigned thereto in the Agreement. On behalf of Holdings, I hereby certify to the Depositary Agent and the Collateral Agent that I am authorized to execute this Withdrawal Certificate and, as of the date hereof, that:

1.	No Event of Default has occurred and is continuing under the Loan Documents.

2.	The following transfers are requested to be made from the Account as set forth in greater detail in the attached Schedule I.

3.

Set forth on Schedule I attached hereto is the name of each Person to whom any payment is to be made, a summary description of the purposes (if other than for general working capital purposes) for which each payment was or is to be made and payment instructions therefore.

4.	Each instruction made herein is given in accordance with the terms of the Agreement and each transfer or disbursement requested hereunder is permitted pursuant to the terms of the Loan Documents.

[Signature page follows.]

IN WITNESS WHEREOF, the undersigned, a duly authorized officer of Holdings, sets his or her name to this Withdrawal Certificate as of the date first written above.

CHENIERE LNG HOLDINGS, LLC

By:
Name:
Title:

Schedule I to

Withdrawal Certificate

Payments, Transfers, and Application of TUA Reserve Account

Withdrawal/Transfers to be made by Depositary Agent from the TUA Reserve Account

Transfer Date	Payee and Purpose (if other than for general working capital purposes)	Wiring or Other Payment Instructions	Amount
			$	[	]
			$	[	]
			$	[	]
[Insert additional rows as necessary]			$	[	]
Total:			$	[	]